Exhibit 99.1

Airship AI Holdings, Inc. to List on NASDAQ through Business Combination with BYTE Acquisition Corp.

Robust AI-driven surveillance video, sensor and data management platform

Redmond, WA & New York, NY --(BUSINESS WIRE)-- BYTE Acquisition Corp. (NASDAQ: BYTS), a special purpose acquisition company (“BYTE”), and Airship AI Holdings, Inc. (“Airship AI”), a robust AI-driven edge video, sensor and data management platform for government agencies and enterprises that gathers unstructured data from surveillance cameras and sensors, applies artificial intelligence (“AI”) analytics, and provides visualization tools to improve decision making in mission critical environments, announced today the signing of a definitive agreement for a business combination that is expected to result in Airship AI becoming a public company. Upon closing of the transaction, subject to approval by BYTE’s shareholders and Airship AI’s shareholders and other customary requirements, the combined company is expected to list on Nasdaq under the ticker symbol “AISP.” The transaction is expected to close in the third quarter of 2023. Simultaneously with the issuance of this press release, BYTE has filed an investor presentation outlining Airship AI’s business and the proposed business combination, including the following investment highlights:

●	Large and Rapidly Growing Size of Addressable Market

o	$7 billion edge AI software and hardware addressable market today, projected to grow to over $40 billion in 2030[1]
o	This growth is expected to be driven by strong demand for AI solutions in public safety, industrial, and logistics settings

●	Differentiated End-to-End Solution

o	Solutions work with clients’ existing hardware and capitalize on rapidly growing use of AI to create efficiency, increase speed, reduce costs, and improve decision-making

●	Blue-Chip Customer Base

o	Existing customers include federal government agencies across the Department of Homeland Security, Department of Justice, Department of Defense, and Intelligence Community, along with state and local law enforcement agencies and Fortune 500 companies FedEx and Home Depot.

●	Strong Growth with Software Margin

o	2022A: $14.5 million revenue, 57.9% gross margin, positive EBITDA
o	NTM (Next Twelve Months, which denotes July 1, 2023 - June 30, 2024 forecast period): $39 million revenue, 65% gross margin, $9 million EBITDA
o	Opportunity for margin expansion with recently launched Edge products

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●	Visible and Robust Pipeline

o	$163 million pipeline predominantly with the U.S. government in addition to new growth opportunities within the commercial sector

Airship AI leverages AI at the edge to help improve public safety and operational efficiency for public sector and commercial customers by providing predictive analysis of events before they occur and meaningful intelligence to decision makers.

“We’re excited to partner with the BYTE team which brings substantial software and business expertise,” said Airship AI President Paul Allen. Mr. Allen continued, “We believe being a public company will bolster our credibility as a financially strong partner to our customers by demonstrating to them our financial flexibility and transparency.”

“We are excited to reach this important milestone with Airship AI. We believe that Airship AI is an exceptional company with which to complete a business combination,” said BYTE Chief Executive Officer and Chief Financial Officer Sam Gloor. Mr. Gloor continued, “The company is operating in attractive government and commercial end markets utilizing AI technology to help improve safety and operational efficiency. Airship AI’s Outpost edge device, Acropolis operating system, and Command Nexus viewing client provide a differentiated end-to-end solution which we believe adds value for customers and that will propel Airship AI’s continued growth going forward. We believe a public listing will provide Airship AI with enhanced visibility, selling opportunities and financial flexibility to perform its business plan and broaden its customer base. We look forward to working with Airship AI’s management team to consummate the business combination.”

Transaction Overview

Pursuant to the business combination agreement, BYTE will acquire Airship AI for a pre-money equity value of $225 million. In connection with the transaction, BYTE will issue 22.5 million newly issued shares to current shareholders of Airship AI. Equityholders of Airship AI as of the date of the business combination agreement will also receive the contingent right to receive up to 5 million additional shares, subject to Airship AI’s achievement of the earlier of:

1.	Share performance milestones: 1st tranche of 2.5 million shares at share price target of $12.50; 2nd tranche of 2.5 million shares at share price target of $15.00, both within five years of closing of business combination;

2.	Operating performance milestones: 1st tranche of 1.25 million shares on achievement of (a) $39 million of revenue during the period ending on the full calendar quarter immediately following 1 year post-closing of the business combination or (b) the aggregate value of new contract awards with federal law enforcement agencies growing by at least 100% as compared to the year-over-year amount for the twelve-month period ending on the date of the business combination agreement; 2nd tranche of 3.75 million shares on achievement of $100 million of revenue during the period ending on the full calendar quarter immediately following 3 years post-closing of the business combination.

BYTE has agreed to secure $7 million in non-redemption agreements to be executed within 21 business days following the later of (a) the date of the business combination agreement and (b) the delivery of Airship AI’s year-end financials with an unmodified opinion of a U.S. registered independent accounting firm.

Airship AI shareholders will not receive any cash proceeds as part of the transaction and will roll 100% of their equity into the combined company. Assuming no BYTE shareholders exercise their redemption rights, gross proceeds of approximately $25 million will be released to the combined company from the trust account in connection with the transaction.

The boards of directors of Airship AI and BYTE have unanimously approved the transaction.

Upon closing of the transaction, Airship AI’s senior management will continue to serve in their current roles. Current Airship AI shareholders will retain approximately 70% of ownership in the combined company, assuming no BYTE shareholders exercise their redemption rights.

Additional information regarding the proposed business combination, including a copy of the business combination agreement and other relevant materials, will be provided by BYTE on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

Roth Capital Partners is acting as exclusive M&A advisor to Airship AI. Loeb & Loeb LLP is acting as legal advisor to Airship AI. White & Case LLP is acting as legal advisor to BYTE.

About Airship AI Holdings, Inc.

Founded in 2006, Airship AI is a U.S. owned and operated technology company headquartered in Redmond, Washington. Airship AI is an AI-driven video, sensor and data management surveillance platform that improves public safety and operational efficiency for public sector and commercial customers by providing predictive analysis of events before they occur and meaningful intelligence to decision makers. Airship AI’s product suite includes Outpost edge hardware and software offerings, Acropolis enterprise software stack, and Command family of viewing clients.

For more information, visit https://airship.ai.

About BYTE Acquisition Corp.

BYTE is a technology-focused blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

This press release is provided for information purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among Airship AI, BYTE and BYTE Merger Sub, Inc., a wholly-owned subsidiary of BYTE, in connection with the transactions contemplated in the business combination agreement. In connection with the Proposed Business Combination, BYTE intends to file with the SEC a Registration Statement on Form S-4, which will include a proxy statement to be sent to BYTE shareholders and a prospectus for the registration of BYTE securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination will be provided in the Registration Statement. BYTE urges investors, shareholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about BYTE, Airship AI and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of BYTE as of a record date to be established for voting on the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain a copy of the Registration Statement, without charge, by directing a request to: BYTE Acquisition Corp., 445 Park Avenue, 9th Floor, New York, NY 10022. The preliminary and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

BYTE and Airship AI and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of BYTE and a description of their interests in BYTE and the Proposed Business Combination are set forth in BYTE’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and which can be obtained free of charge from the sources indicated above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BYTE’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that BYTE intends to file with the SEC. You may obtain free copies of these documents as described above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Airship AI following the Proposed Business Combination; (3) changes in the market for Airship AI’s services and technology, expansion plans and opportunities; (4) Airship AI’s unit economics; (5) the sources and uses of cash in connection with the Proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (7) the projected technological developments of Airship AI; (8) current and future potential commercial and customer relationships; (9) the ability to operate efficiently at scale; (10) anticipated investments in capital resources and research and development, and the effect of these investments; (11) the amount of redemption requests made by BYTE’s public shareholders; (12) the ability of the combined company to issue equity or equity-linked securities in the future; (13) the failure to achieve the minimum cash at closing requirements; (14) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (15) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BYTE’s and Airship AI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BYTE and Airship AI. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BYTE’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023 and in BYTE’s IPO prospectus, filed with the SEC on March 19, 2021, and in the Registration Statement and the other documents that BYTE has filed, or will file, with the SEC relating to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither BYTE nor Airship AI presently know or that BYTE and Airship AI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect BYTE’s and Airship AI’s expectations, plans or forecasts of future events and views as of the date of this press release. BYTE and Airship AI anticipate that subsequent events and developments will cause BYTE’s and Airship AI’s assessments to change. However, while BYTE and Airship AI may elect to update these forward-looking statements at some point in the future, BYTE and Airship AI specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing BYTE’s and Airship AI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Sam Gloor
CEO & CFO
BYTE Acquisition Corp.
sam.gloor@bytespac.com
+1 (917) 969-9250

Airship AI Investor Contact:

Chris Tyson/Larry Holub

MZ North America

949-491-8235

AISP@mzgroup.us

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